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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference of our report dated February 28, 2003, accompanying the financial statements of Navidec, Inc. in its Form 10-K, also incorporated by reference in the Form S-2 Registration Statement of Navidec, Inc., and to the use of our name and the statements with respect to us, as appearing under the heading "Experts" in the Prospectus.


HEIN + ASSOCIATES LLP

Denver, Colorado
April 28, 2003